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Scudder Select Funds

Scudder Select 500 Fund

Scudder Select 1000 Growth Fund

Classes A, B and C

Semiannual Report

August 31, 2002

Contents

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

Select 500 Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

Select 1000 Growth Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and
Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Select Funds	Nasdaq Symbol	CUSIP Number
Scudder Select 500 Fund - Class A	OUTDX	920390-820
Scudder Select 500 Fund - Class B	OUTBX	920390-812
Scudder Select 500 Fund - Class C	OUTCX	920390-796
Scudder Select 1000 Growth Fund - Class A	SOGAX	920390-788
Scudder Select 1000 Growth Fund - Class B	SOGBX	920390-770
Scudder Select 1000 Growth Fund - Class C	SOGCX	920390-762

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Select 500 Fund and Scudder Select 1000 Growth Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Eric Lobben

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1981 and the funds in 2002.

Over 20 years of investment industry experience.

MBA, New York University.

Thomas Picciochi

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999 after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Portfolio manager and trader for several quantitative active equity strategies, responsible for quantitative research on stock selection and portfolio construction for DB Absolute Return Strategies:
Summit, NJ.

MBA, University of Miami.

Joined the funds in 2002.

Jin Chen

CFA, Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999 after 4 years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.

Portfolio manager for quantitative active equity strategies in several funds, responsible for quantitative research on stock selection and portfolio construction for DB Absolute Return Strategies:
Summit, NJ.

MS, Michigan State University.

Joined the funds in 2002.

In the following interview, Co-Managers Eric Lobben and Thomas Picciochi discuss the market environment and performance of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund for the six-month period ended August 31, 2002.

Q: How did Scudder Select 500 Fund perform for the first half of fiscal year 2002?

A: Scudder Select 500 Fund fell 16.62 percent (Class S shares) for the six-month period ended August 31, 2002.* While it is disappointing to post negative returns, the fund outperformed the Lipper Large-Cap Core Funds category average, which declined 16.86 percent for the period. Scudder Select 500 Fund's results were also fully consistent with the performance of the unmanaged Standard & Poor's 500 Index, which declined 16.60 percent over the same time frame. It is important to remember that the performance of the S&P 500, a group of large-company stocks, does not include the expenses of running a mutual fund.Scudder Select 500 Fund fell 16.76 percent (Class A shares unadjusted for sales charges) for the six-month period ended August 31, 2002.* While it is disappointing to post negative returns, the fund outperformed the Lipper Large-Cap Core funds category average, which declined 16.86 percent for the period. Scudder Select 500 Fund's results were also fully consistent with the performance of the unmanaged Standard & Poor's 500 Index, which declined 16.60 percent over the same time frame. It is important to remember that the performance of the S&P 500, a group of large-company stocks, does not include the expenses of running a mutual fund.

* For standardized performance, please see Performance Summary for Scudder Select 500 Fund on page 13.

Q: Over the same period, how did Scudder Select 1000 Growth Fund perform?

A: Scudder Select 1000 Growth Fund fell 20.83 percent (Class S shares) for the six-month period ended August 31, 2002.** This was more than the Lipper Large-Cap Growth Funds category average, which declined 19.34 percent for the period. The fund also underperformed its benchmark, the unmanaged Russell 1000 Growth Index, which fell 20.25 percent for the period. Keep in mind that the performance of the Russell index, a group of large-company growth stocks, does not include the expenses of running a mutual fund.Scudder Select 1000 Growth Fund fell 20.98 percent (Class A shares unadjusted for sales charges) for the six-month period ended August 31, 2002.* This was more than the Lipper Large-Cap Growth Funds category average, which declined 19.34 percent for the period. The fund also underperformed its benchmark, the unmanaged Russell 1000 Growth Index which fell 20.25 percent for the period. Keep in mind that the performance of the Russell index, a group of large-company growth stocks, does not include the expenses of running a mutual fund.

** For standardized performance, please see Performance Summary for Scudder Select 1000 Growth Fund on page 28.
Past performance does not guarantee future results.

Q: How would you describe the investment environment since February?

A: A lot of unfavorable adjectives come to mind. As the fiscal year began, investors' hopes for a stock market rally faded as it became clear that the US economy's recovery would be slow and gradual. Despite the lowest interest rates since 1961, investor confidence fizzled amid a wave of accounting scandals and earnings problems and continued global instability. In the short run, stock market performance has appeared to be more dependent on emotions than fundamental factors such as profits.

While we manage the portfolio based on quantitative analysis (as explained in the answer to the second to last question) rather than an economic outlook, it is reasonable to expect that interest rates may remain low to preserve a fragile US economic expansion. This should facilitate corporate restructuring, a gradual reduction of debt in industries such as telecom, and a slow rebuilding of investor faith in markets and corporate balance sheets.

Generally, we expect consumer spending to continue to remain solid, supported by a robust real estate market and a moderate unemployment rate relative to previous periods of US economic instability. Investment spending, on the other hand, may likely continue to lag as corporations hold back in an effort to rebuild profit margins.

Q: What were the best and worst performing sectors over the period?

A: Over the six-month period ended August 31, 2002, the best-performing sector of both the S&P 500 and Russell 1000 Growth indices was consumer staples, which declined by only a few percentage points for both indices. The worst performing major sector in the S&P 500 was telecommunication services, down 35.20 percent. Information technology stocks led the decline in the Russell 1000 Growth Index, dropping 29.25 percent.

Q: Why did Scudder Select 500 Fund outperform its peer group average while Scudder Select 1000 Growth Fund underperformed its peer group average for the six months ended August 31?

A: Scudder Select 500 Fund had a relatively low weighting in media stocks such as AOL Time Warner (0.12 percent of the portfolio) compared with the S&P 500. Media stocks were especially weak during the period. Scudder Select 500 Fund also benefited from positive bank stock performance. Bank of America (1.33 percent of the portfolio) was the strongest contributor in this area.

Scudder Select 1000 Growth Fund's holdings of financial stocks fell an average of 18.87 percent for the period, significantly more than financial stocks in the fund's benchmark. In this sector, the fund lost ground relative to the Russell 1000 Growth Index during the six months ended August 31 by holding stocks such as AmeriCredit Corp., a consumer finance firm (0.16 percent of the portfolio), and Capital One Finance Corp., a credit card issuer (0.32 percent of the fund's portfolio).

Q: Were there any major changes to either index that affected portfolio performance since February?

A: In July 2002 there was a rebalancing of the both the S&P 500 and Russell 1000 Growth indices. The Russell changes did not materially affect Scudder Select 1000 Growth Fund's returns, but Standard & Poor's decision to remove seven non-US domiciled securities from the index negatively affected Scudder Select 500 Fund's results. At the time, Scudder Select 500 Fund had substantial positions in two of these companies, Royal Dutch Petroleum, which markets gasoline in the US under the Shell brand, and Unilever, which makes consumer products such as soap and Q-Tips and processed foods such as pasta sauce and ice cream. To adhere to Scudder Select 500 Fund's investment mandate, we were required to sell these securities at a time when many other S&P 500-based funds were also liquidating their positions to match the revised index.

S&P felt the change was necessary so that the S&P 500 would better represent US market capitalization and market return. Another reason for the change was overlap, in that several of these companies also appeared in S&P's global indices. Stocks added to both the index and Scudder Select 500 Fund during the period included UPS (United Parcel Service), eBay, Prudential and Principal Financial.

Q: Have you changed how either fund is managed given current market conditions and the fact that there were changes to the management team this past spring?

A: We remain confident in the proprietary computer model we have used to screen stocks for both portfolios since 1999. We continue to consistently apply a rigorous methodology to rank all of the companies in each fund's investment universe based on multiple stock-specific characteristics. These include growth prospects, price-to-earnings ratio and stock price momentum. Stocks that rank in the bottom 20 percent are eliminated from consideration, while the remaining stocks are candidates for the portfolio. This means that Scudder Select 500 Fund focuses on stocks expected to be among the best-performing in the S&P 500; likewise Scudder Select 1000 Growth Fund focuses on the top 80 percent stocks in the Russell 1000 Growth Index.

After narrowing a list of potential stocks, we construct a portfolio that takes into account a mix of key characteristics such as industry exposure, price-to-earnings ratios and price volatility. As has been the case since the funds began operating in 1999, a goal is to keep each fund's level of risk lower than that of its benchmark.

We also strive to provide higher returns than each fund's benchmark. In the six months ended August 31, 2002, neither fund fully met our expectations in that regard, and we are addressing this by making adjustments to each fund's investment model. While no fund can promise any future returns, we believe that by excluding the bottom 20 percent of each fund's benchmark, we can create the potential to outpace each fund's benchmark in both return and risk, on average, over a five to seven year period.

Since April, when the new management team took the helm of both funds, we have made a change to both portfolios' positioning that we believe will help us reduce each fund's risk profile. Previously, we allowed there to be as much as a half of a percentage point (0.50 percent or 50 basis points) of difference in weighting between a holding in each fund's portfolio and the weighting in the respective index. Given continuing volatile market conditions, we have tightened that range to just 0.20 percent (20 basis points) to help reduce the effect that negative performance of any single stock might have on the overall portfolios of Scudder Select 500 Fund or Scudder Select 1000 Growth Fund.

Q: What value can owning a quantitative equity fund in one's portfolio have should the market be swayed by emotion in the coming months?

A: We believe that the more rational a fund's stock purchase and selling decisions, the better the potential for attractive long-term returns. By sticking to each fund's investment discipline, we believe we can add value in the current market environment. In our view, a systematic approach has the potential to offer investors a firm foundation for long-term growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Performance Summary August 31, 2002

Scudder Select 500 Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Select 500 Fund	6-Month	1-Year	3-Year	Life of Class**
Class A(a)	-16.76%	-18.27%	-8.30%	-7.79%
Class B(a)	-17.06%	-18.83%	-8.98%	-8.49%
Class C(a)	-17.04%	-18.81%	-9.01%	-8.52%
S&P 500 Index+	-16.60%	-17.99%	-10.32%	-9.08%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 9.19	$ 9.14	$ 9.15
2/28/02	$ 11.04	$ 11.02	$ 11.03

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	387	of	878	45

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Scudder Select 500 Fund

Growth of a $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Select 500 Fund - Class A [] S&P 500 Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder Select 500 Fund		1-Year	3-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,703	$7,267	$7,218
	Average annual total return	-22.97%	-10.10%	-9.44%
Class B(c)	Growth of $10,000	$7,874	$7,390	$7,269
	Average annual total return	-21.26%	-9.59%	-9.24%
Class C(c)	Growth of $10,000	$8,119	$7,533	$7,463
	Average annual total return	-18.81%	-9.01%	-8.52%
S&P 500 Index+	Growth of $10,000	$8,201	$7,212	$7,338
	Average annual total return	-17.99%	-10.32%	-9.08%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary August 31, 2002

Scudder Select 500 Fund

Asset Allocation	8/31/02	2/28/02

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	2/28/02

Financials	20%	21%
Health Care	14%	14%
Information Technology	13%	16%
Consumer Discretionary	13%	11%
Industrials	12%	12%
Consumer Staples	10%	10%
Energy	6%	7%
Telecommunications Services	4%	5%
Utilities	3%	1%
Materials	2%	2%
Other	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Scudder Select 500 Fund

Ten Largest Equity Holdings at August 31, 2002 (21.0% of Portfolio)
1. General Electric Co. Industrial conglomerate	2.9%
2. Wal-Mart Stores, Inc. Operator of discount stores	2.8%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	2.8%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.4%
5. Microsoft Corp. Developer of computer software	2.3%
6. Johnson & Johnson Provider of health care products	1.9%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.6%
8. Coca-Cola Co. Bottler and distributor of soft drinks	1.5%
9. Merck & Co., Inc. Provider of pharmaceuticals	1.4%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002 (Unaudited)

Scudder Select 500 Fund

	Shares	Value ($)
Common Stocks 94.7%
Consumer Discretionary 11.9%
Automobiles 1.1%
Ford Motor Co.	14,000	164,780
General Motors Corp.	4,900	234,514
Harley-Davidson, Inc.	3,400	167,382
		566,676
Hotel, Restaurants & Leisure 0.9%
Carnival Corp. "A"	6,400	156,608
Harrah's Entertainment, Inc.*	1,500	71,310
Marriott International, Inc. "A"	4,100	134,193
Starwood Hotels & Resorts Worldwide, Inc.	4,200	108,276
		470,387
Household Durables 0.4%
Centex Corp.	1,000	50,490
Maytag Corp.	3,000	97,920
Snap-On, Inc.	1,900	53,694
		202,104
Internet & Catalog Retailing 0.4%
eBay, Inc.*	3,200	180,864
Leisure Equipment & Products 0.3%
Eastman Kodak Co.	4,400	134,376
Media 1.9%
AOL Time Warner, Inc.*	4,900	61,985
Gannett Co., Inc.	1,900	144,324
McGraw-Hill, Inc.	1,900	120,479
Tribune Co.	3,700	154,327
Viacom, Inc. "B"*	11,400	463,980
		945,095
Multiline Retail 4.1%
Federated Department Stores, Inc.*	3,300	118,470
Kohl's Corp.*	3,100	216,132
Sears, Roebuck & Co.	800	36,408
Target Corp.	7,400	253,080
The May Department Stores Co.	900	26,397
Wal-Mart Stores, Inc.	26,500	1,417,220
		2,067,707
Specialty Retail 2.5%
Bed Bath & Beyond, Inc.*	500	16,030
Circuit City Stores - Circuit City Group	5,600	78,064
Gap, Inc.	11,500	134,895
Home Depot, Inc.	16,000	526,880
Lowe's Companies, Inc.	5,600	231,728
Sherwin-Williams Co.	3,000	81,000
Tiffany & Co.	3,700	91,760
TJX Companies, Inc.	5,800	114,724
		1,275,081
Textiles, Apparel & Luxury Goods 0.3%
Jones Apparel Group, Inc.*	1,400	50,526
NIKE, Inc. "B"	2,300	99,314
		149,840
Consumer Staples 9.1%
Beverages 3.3%
Adolph Coors Co. "B"	1,300	78,065
Anheuser-Busch Companies, Inc.	6,200	329,592
Coca-Cola Co.	15,000	765,000
PepsiCo, Inc.	12,150	480,533
		1,653,190
Food & Drug Retailing 1.4%
Albertson's, Inc.	3,045	78,317
CVS Corp.	5,300	155,767
Kroger Co.*	6,300	113,904
Safeway, Inc.*	3,600	92,952
Walgreen Co.	7,900	274,525
		715,465
Food Products 0.2%
General Mills, Inc.	2,600	109,434
Household Products 2.6%
Clorox Co.	3,400	146,404
Colgate-Palmolive Co.	4,700	256,385
Kimberly-Clark Corp.	4,100	245,344
Procter & Gamble Co.	7,900	700,335
		1,348,468
Personal Products 0.3%
Avon Products, Inc.	2,800	136,472
Tobacco 1.3%
Philip Morris Companies, Inc.	13,100	655,000
Energy 5.5%
Energy Equipment & Services 0.6%
Halliburton Co.	5,600	85,120
Nabors Industries Ltd.*	3,500	115,570
Schlumberger Ltd.	200	8,642
Transocean Sedco Forex, Inc.	4,100	100,450
		309,782
Oil & Gas 4.9%
Amerada Hess Corp.	1,700	124,270
Anadarko Petroleum Corp.	3,356	149,812
Apache Corp.	2,470	135,998
ChevronTexaco Corp.	7,178	550,050
Devon Energy Corp.	2,900	136,300
Exxon Mobil Corp.	39,308	1,393,469
		2,489,899
Financials 19.0%
Banks 8.4%
Bank of America Corp.	9,600	672,768
Bank One Corp.	8,700	356,265
Comerica, Inc.	2,500	146,250
Fifth Third Bancorp.	4,400	295,592
FleetBoston Financial Corp.	1,900	45,847
Golden West Financial Corp.	2,200	149,578
J.P. Morgan Chase & Co.	14,440	381,216
KeyCorp	5,700	152,931
Marshall & Ilsley Corp.	2,000	61,200
National City Corp.	6,100	190,137
SouthTrust Corp.	900	23,616
SunTrust Banks, Inc.	2,900	195,779
U.S. Bancorp.	14,400	309,456
Wachovia Corp.	9,800	361,130
Washington Mutual, Inc.	6,950	262,780
Wells Fargo & Co.	10,800	563,652
Zions Bancorp.	1,800	98,316
		4,266,513
Diversified Financials 5.6%
American Express Co.	9,700	349,782
Bear Stearns Companies, Inc.	2,000	127,860
Capital One Finance Corp.	3,800	135,546
Citigroup, Inc.	20,833	682,281
Fannie Mae	6,400	484,992
Freddie Mac	5,100	326,910
Household International, Inc.	4,600	166,106
Lehman Brothers Holdings, Inc.	3,000	171,030
MBNA Corp.	8,000	161,600
Morgan Stanley	600	25,632
Providian Financial Corp.*	1,100	6,248
SLM Corp.	1,800	164,970
		2,802,957
Insurance 4.6%
Ace Ltd.	4,300	136,783
AFLAC, Inc.	2,000	61,220
Allstate Corp.	6,100	227,042
American International Group, Inc.	10,742	674,598
Chubb Corp.	1,800	111,402
Hartford Financial Services Group, Inc.	3,200	160,064
John Hancock Financial Services, Inc.	300	9,105
Lincoln National Corp.	3,500	129,675
Loews Corp.	2,900	152,279
Marsh & McLennan Companies, Inc.	500	24,325
MetLife, Inc.	4,700	126,524
MGIC Investment Corp.	2,000	120,420
Principal Financial Group, Inc.*	2,700	79,191
Progressive Corp.	1,200	64,500
Prudential Financial, Inc.*	3,400	102,680
Travelers Property Casualty Corp.*	1,849	30,124
UnumProvident Corp.	5,100	118,116
		2,328,048
Real Estate 0.4%
Equity Office Properties Trust (REIT)	2,900	80,852
Plum Creek Timber Co., Inc. (REIT)	4,000	102,960
		183,812
Health Care 13.7%
Biotechnology 0.6%
Biogen, Inc.*	2,600	87,100
Chiron Corp.*	3,500	132,615
Genzyme Corp. (General Division)*	4,400	90,992
		310,707
Health Care Equipment & Supplies 1.9%
Applera Corp. - Applied Biosystems Group	3,600	71,316
Bausch & Lomb, Inc.	2,400	75,576
Baxter International, Inc.	2,400	87,096
Boston Scientific Corp.*	3,200	93,280
C.R. Bard, Inc.	1,700	93,058
Guidant Corp.*	4,100	150,880
Medtronic, Inc.	7,700	317,086
Zimmer Holdings, Inc.*	2,080	76,752
		965,044
Health Care Providers & Services 1.9%
Aetna, Inc.	2,800	119,308
Anthem, Inc.*	1,000	63,110
Cardinal Health, Inc.	3,950	256,118
CIGNA Corp.	1,800	153,216
HCA, Inc.	2,300	107,065
Humana, Inc.*	3,000	39,900
Tenet Healthcare Corp.*	2,950	139,152
Wellpoint Health Networks, Inc.*	1,400	104,118
		981,987
Pharmaceuticals 9.3%
Abbott Laboratories	10,400	416,312
Bristol-Myers Squibb Co.	14,300	356,785
Eli Lilly & Co.	7,800	452,790
Johnson & Johnson	17,800	966,718
King Pharmaceuticals, Inc.*	5,900	125,729
Merck & Co., Inc.	14,400	727,488
Pfizer, Inc.	37,275	1,233,057
Pharmacia Corp.	1,600	69,920
Schering-Plough Corp.	6,600	152,328
Watson Pharmaceuticals, Inc.*	4,700	109,604
Wyeth	1,900	81,320
		4,692,051
Industrials 11.0%
Aerospace & Defense 1.8%
Boeing Co.	6,800	252,076
Goodrich Corp.	2,700	56,349
Honeywell International, Inc.	7,100	212,645
Lockheed Martin Corp.	2,300	145,636
Rockwell Collins, Inc.	1,900	40,375
United Technologies Corp.	3,800	225,682
		932,763
Air Freight & Logistics 0.2%
FedEx Corp.	2,100	99,435
United Parcel Service, Inc. "B"	200	12,782
		112,217
Building Products 0.2%
American Standard Companies, Inc.*	1,600	114,608
Commercial Services & Supplies 2.1%
Automatic Data Processing, Inc.	5,900	222,843
Avery Dennison Corp.	200	12,624
Cendant Corp.*	8,200	117,342
Equifax, Inc.	4,400	102,432
First Data Corp.	6,500	225,875
Monsanto Co.	6,200	113,894
Paychex, Inc.	6,000	140,400
Sabre Holdings Corp.*	4,200	113,022
		1,048,432
Construction & Engineering 0.2%
Fluor Corp.	2,700	74,682
Electrical Equipment 0.9%
Emerson Electric Co.	3,900	190,242
Molex, Inc.	3,600	106,920
Rockwell Automation, Inc.	5,800	106,836
Thomas & Betts Corp.*	1,900	30,685
		434,683
Industrial Conglomerates 4.2%
3M Co.	2,800	349,860
General Electric Co.	48,000	1,447,200
Textron, Inc.	1,800	69,930
Tyco International Ltd.	17,000	266,730
		2,133,720
Machinery 0.7%
Caterpillar, Inc.	1,600	69,824
Illinois Tool Works, Inc.	3,000	205,560
Ingersoll-Rand Co. "A"	2,000	75,100
		350,484
Road & Rail 0.7%
CSX Corp.	3,600	125,388
Norfolk Southern Corp.	2,800	58,604
Union Pacific Corp.	2,800	169,540
		353,532
Information Technology 12.5%
Communications Equipment 1.5%
Cisco Systems, Inc.*	35,000	483,700
Motorola, Inc.	18,100	217,200
Scientific-Atlanta, Inc.	2,500	36,850
		737,750
Computers & Peripherals 3.5%
Dell Computer Corp.*	17,500	465,850
Hewlett-Packard Co.	23,500	315,605
International Business Machines Corp.	10,600	799,028
Lexmark International, Inc.*	2,500	118,000
NCR Corp.*	3,200	89,920
		1,788,403
Electronic Equipment & Instruments 0.3%
Jabil Circuit, Inc.*	6,100	114,131
Tektronix, Inc.*	2,300	39,928
		154,059
Internet Software & Services 0.2%
Yahoo!, Inc.*	9,700	99,813
IT Consulting & Services 0.8%
Computer Sciences Corp.*	3,200	117,856
Electronic Data Systems Corp.	5,000	201,300
SunGard Data Systems, Inc.*	2,700	66,555
		385,711
Office Electronics 0.1%
Xerox Corp.*	9,600	67,296
Semiconductor Equipment & Products 2.5%
Advanced Micro Devices, Inc.*	12,500	110,625
Applied Materials, Inc.*	14,500	193,720
Intel Corp.	37,200	620,124
KLA-Tencor Corp.*	3,200	105,184
LSI Logic Corp.*	13,000	95,290
Micron Technology, Inc.*	4,300	74,175
QLogic Corp.*	2,700	90,585
		1,289,703
Software 3.6%
Adobe Systems, Inc.	4,600	92,460
Electronic Arts, Inc.*	2,200	139,172
Microsoft Corp.*	23,500	1,154,320
Oracle Corp.*	38,400	368,256
Siebel Systems, Inc.*	8,400	71,148
		1,825,356
Materials 2.2%
Chemicals 1.2%
Dow Chemical Co.	6,500	196,430
E.I. du Pont de Nemours & Co.	7,300	294,263
International Flavors & Fragrances, Inc.	1,500	48,375
Rohm & Haas Co.	1,900	69,141
		608,209
Containers & Packaging 0.1%
Sealed Air Corp.*	2,800	43,372
Metals & Mining 0.6%
Freeport McMoRan Copper & Gold, Inc. "B"*	3,700	60,643
Newmont Mining Corp.	5,300	150,997
Nucor Corp.	900	45,036
Phelps Dodge Corp.*	1,400	45,234
		301,910
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	500	10,525
Weyerhaeuser Co.	2,700	147,177
		157,702
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.0%
ALLTEL Corp.	3,700	155,622
AT&T Corp.	26,800	327,496
BellSouth Corp.	13,100	305,492
SBC Communications, Inc.	21,200	524,488
Sprint Corp.	11,900	138,040
Verizon Communications, Inc.	18,192	563,952
		2,015,090
Wireless Telecommunication Services 0.1%
Nextel Communications, Inc. "A"*	5,700	43,377
Utilities 3.2%
Electric Utilities 2.7%
Ameren Corp.	2,500	110,125
Consolidated Edison, Inc.	500	20,345
Constellation Energy Group, Inc.	4,100	114,841
Dominion Resources, Inc.	3,000	188,130
Exelon Corp.	3,600	168,552
FirstEnergy Corp.	2,800	92,400
FPL Group, Inc.	1,700	97,036
PPL Corp.	3,300	119,955
Reliant Energy, Inc.	7,600	90,060
Southern Co.	6,900	199,824
TXU Corp.	3,500	169,260
		1,370,528
Gas Utilities 0.2%
El Paso Corp.	6,100	103,151
Kinder Morgan, Inc.	300	12,357
		115,508
Multi-Utilities & Unregulated Power 0.3%
Duke Energy Corp.	4,800	128,784
Other 2.5%
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	14,000	1,284,920
Total Common Stocks (Cost $49,359,613)		47,913,571
	Principal Amount ($)	Value ($)
US Treasury Obligations 0.4%
US Treasury Bill, 1.66%**, 10/24/2002 (b) (Cost $209,494)	210,000	209,506
	Shares	Value ($)
Cash Equivalents 4.9%
Scudder Cash Management QP Trust, 1.91% (c) (Cost $2,480,301)	2,480,301	2,480,301
Total Investment Portfolio - 100.0% (Cost $52,049,408) (a)		50,603,378

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $52,577,435. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,974,057. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,386,819 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,360,876.
(b) At August 31, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At August 31, 2002, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index	9/19/2002	4	868,849	916,100
S&P 500 Index	9/20/2002	3	130,856	137,400
Total net unrealized appreciation on open futures contracts				53,795

During the six months ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $67,388,852 and $62,062,139, respectively. Purchases and sales of US Treasury securities aggregated $209,150 and $0, respectively.

The accompanying notes are an integral part of the financial statements.

Performance Summary August 31, 2002

Scudder Select 1000 Growth Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Select 1000 Growth Fund	6-Month	1-Year	3-Year	Life of Class**
Class A(a)	-20.98%	-23.13%	-17.03%	-15.05%
Class B(a)	-21.21%	-23.70%	-17.72%	-15.76%
Class C(a)	-21.21%	-23.61%	-17.70%	-15.74%
Russell 1000 Growth Index+	-20.25%	-22.17%	-17.19%	-14.63%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 7.08	$ 7.02	$ 7.02
2/28/02	$ 8.96	$ 8.91	$ 8.91

Class A Lipper Rankings* - Large Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	400	of	705	57

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 1000 Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Scudder Select 1000 Growth Fund

Growth of a $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Select 1000 Growth Fund - Class A [] Russell 1000 Growth Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder Select 1000 Growth Fund		1-Year	3-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,245	$5,383	$5,512
	Average annual total return	-27.55%	-18.65%	-16.57%
Class B(c)	Growth of $10,000	$7,402	$5,460	$5,490
	Average annual total return	-25.98%	-18.27%	-16.67%
Class C(c)	Growth of $10,000	$7,639	$5,574	$5,693
	Average annual total return	-23.61%	-17.70%	-15.74%
Russell 1000 Growth Index+	Growth of $10,000	$7,783	$5,679	$5,980
	Average annual total return	-22.17%	-17.19%	-14.63%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on May 17, 1999. Index comparison begins May 31, 1999.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 1000 Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary August 31, 2002

Scudder Select 1000 Growth Fund

Asset Allocation	8/31/02	2/28/02

Common Stocks	95%	100%
Cash Equivalents	5%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	2/28/02

Health Care	27%	25%
Information Technology	20%	29%
Consumer Discretionary	15%	14%
Industrials	14%	12%
Consumer Staples	12%	8%
Financials	10%	9%
Energy	2%	1%
Telecommunication Services	-	1%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Scudder Select 1000 Growth Fund

Ten Largest Equity Holdings at August 31, 2002 (32.2% of Portfolio)
1. General Electric Co. Industrial conglomerate	6.7%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.6%
3. Microsoft Corp. Developer of computer software	4.0%
4. Johnson & Johnson Provider of health care products	3.6%
5. Wal-Mart Stores, Inc. Operator of discount stores	3.1%
6. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.9%
7. Coca-Cola Co. Bottler and distributor of soft drinks	2.0%
8. Fannie Mae Facilitator of mortgages and issuer of mortgage backed securities	1.8%
9. Home Depot, Inc. Operator of building materials and home improvement stores	1.8%
10. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 33. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002 (Unaudited)

Scudder Select 1000 Growth Fund

	Shares	Value ($)
Common Stocks 95.4%
Consumer Discretionary 14.5%
Automobiles 0.5%
Harley-Davidson, Inc.	1,800	88,614
Hotel, Restaurants & Leisure 0.9%
CEC Entertainment, Inc.*	100	3,652
International Game Technology*	800	51,744
Marriott International, Inc. "A"	1,300	42,549
Starbucks Corp.*	1,200	24,120
Starwood Hotels & Resorts Worldwide, Inc.	1,000	25,780
YUM! Brands, Inc.*	200	6,066
		153,911
Household Durables 0.3%
Black & Decker Corp.	700	31,409
NVR, Inc.*	100	29,650
		61,059
Internet & Catalog Retailing 0.5%
Amazon.com, Inc.*	1,700	25,398
eBay, Inc.*	600	33,912
Ticketmaster "B"*	1,700	27,353
		86,663
Media 3.4%
AOL Time Warner, Inc.*	9,950	125,868
Clear Channel Communications, Inc.*	1,800	61,524
Cox Communications, Inc. "A"*	1,100	28,435
Getty Images, Inc.*	1,500	27,030
McGraw-Hill, Inc.	1,200	76,092
Omnicom Group, Inc.	1,300	78,650
Reader's Digest Association, Inc. "A"	1,300	22,204
Scholastic Corp.*	200	8,436
The E.W. Scripps Co.	500	35,550
Viacom, Inc. "B"*	3,200	130,240
		594,029
Multiline Retail 4.5%
Dollar Tree Stores, Inc.*	1,000	24,610
Kohl's Corp.*	1,600	111,552
Target Corp.	3,500	119,700
Wal-Mart Stores, Inc.	10,200	545,496
		801,358
Specialty Retail 4.2%
Abercrombie & Fitch Co. "A"*	1,600	36,480
Bed Bath & Beyond, Inc.*	900	28,854
Best Buy Co., Inc.*	1,600	33,920
Gap, Inc.	5,100	59,823
Home Depot, Inc.	9,500	312,835
Lowe's Companies, Inc.	3,200	132,416
RadioShack Corp.	1,900	41,401
Rent-A-Center, Inc.*	700	38,248
Talbots, Inc.	1,100	34,287
Tiffany & Co.	1,000	24,800
Williams-Sonoma, Inc.*	400	9,200
		752,264
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	100	2,463
Columbia Sportswear Co.*	100	3,622
The Limited, Inc.	2,420	37,002
		43,087
Consumer Staples 11.7%
Beverages 4.6%
Anheuser-Busch Companies, Inc.	2,700	143,532
Brown-Forman Corp. "B"	300	21,129
Coca-Cola Co.	7,000	357,000
PepsiCo, Inc.	7,420	293,461
		815,122
Food & Drug Retailing 1.3%
Kroger Co.*	1,600	28,928
Performance Food Group Co.*	400	13,860
Sysco Corp.	3,500	99,260
Walgreen Co.	1,500	52,125
Whole Foods Market, Inc.*	700	31,262
		225,435
Food Products 0.9%
General Mills, Inc.	1,800	75,762
Hershey Foods Corp.	400	30,300
Kraft Foods, Inc. "A"	600	23,862
William Wrigley Jr. Co.	800	40,728
		170,652
Household Products 2.9%
Colgate-Palmolive Co.	2,500	136,375
Kimberly-Clark Corp.	1,600	95,744
Procter & Gamble Co.	3,300	292,545
		524,664
Personal Products 0.5%
Estee Lauder Companies, Inc. "A"	1,400	41,930
Gillette Co.	1,300	40,989
		82,919
Tobacco 1.5%
Philip Morris Companies, Inc.	5,200	260,000
Energy 1.2%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	700	19,250
Diamond Offshore Drilling, Inc.	500	11,170
ENSCO International, Inc.	1,700	45,339
Tidewater, Inc.	1,300	37,050
		112,809
Oil & Gas 0.6%
Amerada Hess Corp.	600	43,860
Anadarko Petroleum Corp.	1,200	53,568
		97,428
Financials 9.4%
Banks 1.0%
Bank of New York Co., Inc.	600	21,090
Fifth Third Bancorp.	1,900	127,642
Wells Fargo & Co.	600	31,314
		180,046
Diversified Financials 5.9%
American Express Co.	3,700	133,422
AmeriCredit Corp.*	2,000	28,720
Capital One Finance Corp.	1,600	57,072
Citigroup, Inc.	4,600	150,650
Fannie Mae	4,200	318,276
Freddie Mac	1,200	76,920
Household International, Inc.	100	3,611
MBNA Corp.*	3,450	69,690
Moody's Corp.	600	28,992
SLM Corp.	800	73,320
State Street Corp.	1,600	69,312
Stilwell Financial, Inc.	2,400	33,456
T. Rowe Price Group, Inc.	100	2,829
		1,046,270
Insurance 2.5%
AFLAC, Inc.	700	21,427
American International Group, Inc.	4,500	282,600
Marsh & McLennan Companies, Inc.	2,700	131,355
Travelers Property Casualty Corp.*	408	6,652
		442,034
Health Care 25.6%
Biotechnology 1.1%
Amgen, Inc.*	1,800	81,054
Charles River Laboratories International, Inc.*	1,100	43,505
Chiron Corp.*	700	26,523
Invitrogen Corp.*	1,000	35,600
		186,682
Health Care Equipment & Supplies 3.9%
Applera Corp. - Applied Biosystems Group	2,300	45,563
Baxter International, Inc.	3,100	112,499
Becton, Dickinson & Co.	1,300	39,689
Guidant Corp.*	2,100	77,280
Medtronic, Inc.	5,400	222,372
St. Jude Medical, Inc.*	1,500	55,815
Stryker Corp.	1,100	62,007
Varian Medical Systems, Inc.*	1,100	46,783
Zimmer Holdings, Inc.*	900	33,210
		695,218
Health Care Providers & Services 4.7%
Accredo Health, Inc.*	300	15,369
AmerisourceBergen Corp.	800	58,008
AMN Healthcare Services, Inc.*	400	9,720
Anthem, Inc.*	600	37,866
Cardinal Health, Inc.	1,400	90,776
Community Health Systems, Inc.*	1,500	35,850
Express Scripts, Inc. "A"*	200	9,600
HCA, Inc.	2,600	121,030
Henry Schein, Inc.*	800	39,976
IMS Health, Inc.	2,700	46,980
Laboratory Corp. of America Holdings*	100	3,145
LifePoint Hospitals, Inc.*	300	9,072
McKesson Corp.	1,900	63,726
Quest Diagnostics, Inc.*	900	50,445
Tenet Healthcare Corp.*	1,750	82,548
UnitedHealth Group, Inc.	1,400	123,690
Wellpoint Health Networks, Inc.*	600	44,622
		842,423
Pharmaceuticals 15.9%
Abbott Laboratories	4,100	164,123
Allergan, Inc.	1,100	64,592
Barr Laboratories, Inc.*	700	49,497
Bristol-Myers Squibb Co.	3,900	97,305
Eli Lilly & Co.	1,600	92,880
Forest Laboratories, Inc.*	1,000	73,000
IVAX Corp.*	1,600	21,920
Johnson & Johnson	11,812	641,510
Medicis Pharmaceutical Corp."A"*	900	40,005
Merck & Co., Inc.	5,600	282,912
Mylan Laboratories, Inc.	1,500	48,975
Pfizer, Inc.	24,450	808,806
Pharmacia Corp.	3,800	166,060
Watson Pharmaceuticals, Inc.*	1,600	37,312
Wyeth	5,500	235,400
		2,824,297
Industrials 13.2%
Aerospace & Defense 1.4%
Boeing Co.	2,700	100,089
Honeywell International, Inc.	1,300	38,935
L-3 Communications Holdings, Inc.*	900	45,801
United Technologies Corp.	1,100	65,329
		250,154
Air Freight & Logistics 0.5%
United Parcel Service, Inc. "B"	1,400	89,474
Airlines 0.1%
SkyWest, Inc.	1,600	24,941
Building Products 0.2%
American Standard Companies, Inc.*	600	42,978
Commercial Services & Supplies 2.3%
Apollo Group, Inc. "A"*	100	4,183
Automatic Data Processing, Inc.	100	3,777
Career Education Corp.*	100	4,459
Certegy, Inc.*	900	29,574
Checkfree Corp.*	1,600	19,792
Cintas Corp.	800	35,208
Convergys Corp.*	1,300	23,257
First Data Corp.	3,800	132,050
Global Payments, Inc.	1,400	39,004
Pitney Bowes, Inc.	1,500	54,375
Sabre Holdings Corp.*	1,800	48,438
Weight Watchers International, Inc.*	200	9,490
		403,607
Construction & Engineering 0.3%
Fluor Corp.	1,000	27,660
Shaw Group, Inc.*	1,500	25,125
		52,785
Electrical Equipment 0.5%
American Power Conversion Corp.*	2,800	35,028
Molex, Inc.	1,500	44,550
		79,578
Industrial Conglomerates 7.6%
3M Co.	1,300	162,435
General Electric Co.	39,500	1,190,935
		1,353,370
Machinery 0.3%
SPX Corp.*	400	43,440
Information Technology 19.2%
Communications Equipment 2.0%
Cisco Systems, Inc.*	20,800	287,456
Comverse Technologies, Inc.*	800	6,544
Juniper Networks, Inc.*	1,100	7,997
Motorola, Inc.	3,200	38,400
UTStarcom, Inc.*	1,200	15,840
		356,237
Computers & Peripherals 2.6%
Dell Computer Corp.*	4,900	130,438
International Business Machines Corp.	3,200	241,216
Lexmark International, Inc.*	1,200	56,640
Storage Technology Corp.*	2,600	35,490
		463,784
Electronic Equipment & Instruments 0.3%
Jabil Circuit, Inc. *	2,200	41,162
Internet Software & Services 0.4%
Expedia, Inc."A"*	700	35,308
Yahoo!, Inc.*	3,600	37,044
		72,352
IT Consulting & Services 1.2%
Acxiom Corp.*	2,100	37,065
Computer Sciences Corp.*	900	33,147
Electronic Data Systems Corp.	2,200	88,572
SunGard Data Systems, Inc.*	2,500	61,625
		220,409
Office Electronics 0.2%
Zebra Technologies Corp. "A"*	600	32,586
Semiconductor Equipment & Products 5.7%
Applied Materials, Inc.*	8,400	112,224
Cymer, Inc.*	1,300	31,460
Intel Corp.	30,600	510,102
International Rectifier Corp.*	1,500	32,640
Intersil Corp. "A"*	600	10,152
KLA-Tencor Corp.*	1,600	52,592
Linear Technology Corp.	400	10,488
LSI Logic Corp.*	2,200	16,126
Microchip Technology, Inc.*	750	15,788
NVIDIA Corp.*	1,700	17,255
QLogic Corp.*	700	23,485
Texas Instruments, Inc.	9,260	182,422
		1,014,734
Software 6.8%
Activision, Inc.*	600	16,722
Adobe Systems, Inc.	2,200	44,220
BEA Systems, Inc.*	600	3,666
Electronic Arts, Inc.*	1,000	63,260
Fair, Isaac & Co., Inc.	1,100	38,995
J.D. Edwards & Co.*	1,300	16,965
Microsoft Corp.*	14,600	717,152
Oracle Corp.*	19,100	183,169
Sybase, Inc.*	2,600	36,426
Symantec Corp.*	1,500	42,900
Synopsys Ltd.*	1,000	43,150
		1,206,625
Materials 0.3%
Metals & Mining
Alcoa, Inc.	800	20,072
Newmont Mining Corp.	1,100	31,339
		51,411
Telecommunication Services 0.2%
Wireless Telecommunication Services
Nextel Communications, Inc. "A"*	4,100	31,201
Utilities 0.1%
Gas Utilities
Kinder Morgan, Inc.	400	16,476
Total Common Stocks (Cost $18,242,726)		16,934,288
	Principal Amount ($)	Value ($)
US Treasury Obligations 0.4%
US Treasury Bill, 1.66%**, 10/24/2002 (b) (Cost $69,830)	70,000	69,835
	Shares	Value ($)
Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 1.91% (c) (Cost $750,021)	750,021	750,021
Total Investment Portfolio - 100.0% (Cost $19,062,577) (a)		17,754,144

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $19,424,290. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,670,146. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $580,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,250,867.
(b) At August 31, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At August 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index	9/19/2002	2	421,262	458,050
S&P 500 Index	9/20/2002	2	88,437	91,600
Total net unrealized appreciation on open futures contracts				39,951

During the six months ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $19,738,855 and $20,103,217, respectively. Purchases and sales of US Treasury securities aggregated $69,725 and $0, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of August 31, 2002 (Unaudited)
Assets	Scudder Select 500 Fund	Scudder Select 1000 Growth Fund
Investments in securities, at value (for cost, see accompanying investment portfolios)	$ 50,603,378	$ 17,754,144
Cash	8,185	-
Receivable for investments sold	2,754,213	1,018,924
Dividends receivable	73,014	13,886
Receivable for Fund shares sold	295,088	7,103
Receivable for daily variation margin on open futures contracts	100	50
Total assets	53,733,978	18,794,107
Liabilities
Payable for investments purchased	4,381,087	1,237,558
Payable for Fund shares redeemed	35,772	6,296
Accrued management fee	18,292	4,971
Other accrued expenses and payables	34,215	4,304
Total liabilities	4,469,366	1,253,129
Net assets, at value	$ 49,264,612	$ 17,540,978
Net Assets
Net assets consist of: Undistributed net investment income	151,510	4,399
Net unrealized appreciation (depreciation) on: Investments	(1,446,030)	(1,308,433)
Futures	53,795	39,951
Accumulated net realized gain (loss)	(12,579,520)	(11,618,882)
Paid-in capital	63,084,857	30,423,943
Net assets, at value	$ 49,264,612	$ 17,540,978

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of August 31, 2002 (Unaudited) (continued)
Net Asset Value	Scudder Select 500 Fund	Scudder Select 1000 Growth Fund
Class AARP Net assets applicable to shares outstanding	$ 2,680,729	$ 1,114,990
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	294,112	157,776
Net Asset Value, offering and redemption price per share	$ 9.11	$ 7.07
Class S Net assets applicable to shares outstanding	$ 31,791,459	$ 15,837,142
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,488,935	2,240,068
Net Asset Value, offering and redemption price per share	$ 9.11	$ 7.07
Class A Net assets applicable to shares outstanding	$ 6,458,462	$ 313,227
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	702,872	44,224
Net Asset Value and redemption price per share	$ 9.19	$ 7.08
Maximum offering price per share (100 / 94.25 of $9.19 and $7.08, respectively)	$ 9.75	$ 7.51
Class B Net assets applicable to shares outstanding	$ 5,664,007	$ 200,737
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	619,879	28,583
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 9.14	$ 7.02
Class C Net assets applicable to shares outstanding	$ 2,669,955	$ 74,882
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	291,850	10,669
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 9.15	$ 7.02

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended August 31, 2002 (Unaudited)
Investment Income	Scudder Select 500 Fund	Scudder Select 1000 Growth Fund
Income: Dividends (net of foreign taxes withheld of $3,271 and $0, respectively)	$ 418,387	$ 82,432
Interest	10,300	1,990
Total Income	428,687	84,422
Expenses: Management fee	135,893	49,560
Administrative fee	72,608	24,927
Distribution service fees	56,939	2,218
Trustees' fees and expenses	2,500	2,242
Other	-	1,079
Total expenses, before expense reductions	267,940	80,026
Expense reductions	(5)	(3)
Total expenses, after expense reductions	267,935	80,023
Net investment income (loss)	160,752	4,399
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(8,631,621)	(4,384,719)
Futures	(242,276)	4,922
	(8,873,897)	(4,379,797)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,486,742)	(164,704)
Futures	53,795	39,951
	(1,432,947)	(124,753)
Net gain (loss) on investment transactions	(10,306,844)	(4,504,550)
Net increase (decrease) in net assets resulting from operations	$ (10,146,092)	$ (4,500,151)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Select 500 Fund
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2002 (Unaudited)	Year Ended February 28, 2002
Operations: Net investment income (loss)	160,752	$ 243,919
Net realized gain (loss) on investment transactions	(8,873,897)	(2,510,156)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,432,947)	(1,510,145)
Net increase (decrease) in net assets resulting from operations	(10,146,092)	(3,776,382)
Distributions to shareholders from: Net investment income: Class AARP	(3,771)	(12,711)
Class S	(45,473)	(217,273)
Class A	-	(5,679)
Fund share transactions: Proceeds from shares sold	21,822,130	31,398,742
Reinvestment of distributions	47,633	228,557
Cost of shares redeemed	(15,631,830)	(10,795,803)
Net increase (decrease) in net assets from Fund share transactions	6,237,933	20,831,496
Increase (decrease) in net assets	(3,957,403)	16,819,451
Net assets at beginning of period	53,222,015	36,402,564
Net assets at end of period (including undistributed net investment income of $151,510 and $40,002, respectively)	49,264,612	$ 53,222,015

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Select 1000 Growth Fund
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2002 (Unaudited)	Year Ended February 28, 2002
Operations: Net investment income (loss)	$ 4,399	$ (5,552)
Net realized gain (loss) on investment transactions	(4,379,797)	(4,861,025)
Net unrealized appreciation (depreciation) on investment transactions during the period	(124,753)	1,397,407
Net increase (decrease) in net assets resulting from operations	(4,500,151)	(3,469,170)
Fund share transactions: Proceeds from shares sold	3,079,645	8,584,798
Cost of shares redeemed	(2,805,296)	(7,271,419)
Net increase (decrease) in net assets from Fund share transactions	274,349	1,313,379
Increase (decrease) in net assets	(4,225,802)	(2,155,791)
Net assets at beginning of period	21,766,780	23,922,571
Net assets at end of period (including undistributed net investment income of $4,399 at August 31, 2002)	$ 17,540,978	$ 21,766,780

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Select 500 Fund

Class A
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.03
Net realized and unrealized gain (loss) on investment transactions	(1.88)	(1.10)
Total from investment operations	(1.85)	(1.07)
Less distributions from: Net investment income	-	(.04)
Net asset value, end of period	$ 9.19	$ 11.04
Total Return (%)[d]	(16.76)**	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3
Ratio of expenses (%)	1.03*	1.05*
Ratio of net investment income (loss) (%)	.54*	.49*
Portfolio turnover rate (%)	117	67
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class A shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Select 500 Fund

Class B
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.87)	(1.11)
Total from investment operations	(1.88)	(1.13)
Net asset value, end of period	$ 9.14	$ 11.02
Total Return (%)[d]	(17.06)**	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7
Ratio of expenses (%)	1.83*	1.85*
Ratio of net investment income (loss) (%)	(.26)*	(.31)*
Portfolio turnover rate (%)	117	67
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class B shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Select 500 Fund

Class C
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.87)	(1.10)
Total from investment operations	(1.88)	(1.12)
Net asset value, end of period	$ 9.15	$ 11.03
Total Return (%)[d]	(17.04)**	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses (%)	1.81*	1.83*
Ratio of net investment income (loss) (%)	(.24)*	(.29)*
Portfolio turnover rate (%)	117	67
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class C shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Select 1000 Growth Fund

Class A
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.96	$ 10.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.87)	(1.42)
Total from investment operations	(1.88)	(1.43)
Net asset value, end of period	$ 7.08	$ 8.96
Total Return (%)[d]	(20.98)**	(13.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.31	.14
Ratio of expenses (%)	1.06*	1.06*
Ratio of net investment income (loss) (%)	(.21)*	(.17)*
Portfolio turnover rate (%)	102	91
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class A shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Select 1000 Growth Fund

Class B
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.85)	(1.43)
Total from investment operations	(1.89)	(1.48)
Net asset value, end of period	$ 7.02	$ 8.91
Total Return (%)[d]	(21.21)**	(14.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.20	.10
Ratio of expenses (%)	1.86*	1.86*
Ratio of net investment income (loss) (%)	(1.01)*	(.97)*
Portfolio turnover rate (%)	102	91
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class B shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Select 1000 Growth Fund

Class C
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.85)	(1.43)
Total from investment operations	(1.89)	(1.48)
Net asset value, end of period	$ 7.02	$ 8.91
Total Return (%)[d]	(21.21)**	(14.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.07	.31
Ratio of expenses (%)	1.83*	1.83*
Ratio of net investment income (loss) (%)	(.98)*	(.94)*
Portfolio turnover rate (%)	102	91
[a] For the six months ended August 31, 2002 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales Class C shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (each a "Fund" and collectively, the "Funds") are each, respectively, a diversified series and non-diversified series, of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Each Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Funds are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At February 28, 2002, Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $2,610,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2007 ($132,000), February 29, 2008 ($552,000), February 28, 2009 ($157,000) and February 28, 2010 ($1,769,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through February 28, 2002, the Fund incurred approximately $422,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2003.

At February 28, 2002, Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $6,225,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($181,000), February 28, 2009 ($746,000) and February 28, 2010 ($5,298,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through February 28, 2002, the Fund incurred approximately $323,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for Scudder Select 500 Fund and annually for Scudder Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2002, the Funds' components of distributable earnings on a tax-basis were as follows:

	Scudder Select 500 Fund	Scudder Select 1000 Growth Fund
Undistributed ordinary income*	$ 40,002	$ -
Undistributed net long-term capital gains	-	-
Capital loss carryforwards	(2,610,000)	(6,225,000)
Unrealized appreciation (depreciation) on investments	(632,016)	(1,835,257)

In addition, during the year ended February 28, 2002, the tax character of distributions paid to shareholders by each Fund are summarized as follows:

	Scudder Select 500 Fund	Scudder Select 1000 Growth Fund
Distributions from ordinary income*	$ 235,663	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Funds. The management fee rates paid by the Funds under the new Investment Management Agreements (the "Management Agreements") are the same as the previous investment management agreements.

Management Agreements. Under the Management Agreements, the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreements. The management fee payable under the Management Agreements for Scudder Select 500 Fund is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Select 1000 Growth Fund is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended August 31, 2002, the fees pursuant to the Management Agreements were equivalent to an annualized effective rate of 0.50% and 0.50%, respectively, of Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its Management Agreements with the Funds, as described above) in exchange for the payment by each class of the Funds of an administrative services fee (the "Administrative Fee") of 0.25%, 0.25%, 0.275%, 0.325% and 0.300% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to each Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for each Fund and maintains the accounting records of each Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of each Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of each Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to each Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to each Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended August 31, 2002, the Administrative Fee for each Fund was as follows:

Scudder Select 500 Fund Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class AARP	$ 3,626	$ 1,359
Class S	45,892	13,833
Class A	6,907	1,194
Class B	12,800	1,401
Class C	3,383	632
	$ 72,608	$ 18,419

Scudder Select 1000 Growth Fund Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class AARP	$ 1,583	$ 227
Class S	22,445	3,295
Class A	283	68
Class B	295	52
Class C	321	24
	$ 24,927	$ 3,666

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended August 31, 2002, the Distribution Fee was as follows:

Scudder Select 500 Fund Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 29,537	$ 3,231
Class C	8,458	1,579
	$ 37,995	$ 4,810

Scudder Select 1000 Growth Fund Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 681	$ 122
Class C	801	57
	$ 1,482	$ 179

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2002, the Service Fee was as follows:

Scudder Select 500 Fund Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 6,279	$ 1,856.25%
Class B	9,846	1,513.25%
Class C	2,819	571.25%
	$ 18,944	$ 3,940

Scudder Select 1000 Growth Fund Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 246	$ 117.24%
Class B	224	56.25%
Class C	266	36.25%
	$ 736	$ 209

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2002 aggregated $8,518 and $491, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2002, the CDSC for Scudder Select 500 Fund's Class B and C shares was $5,904 and $1,314, respectively, and Scudder Select 1000 Growth Fund's Class B and C shares was $2,392 and $0. respectively.

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Scudder Select 500 Fund and the Scudder Select 1000 Growth Fund for the six months ended August 31, 2002, totaled $9,787 and $1,877, respectively, and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of each Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

Each Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. During the six months ended August 31, 2002, pursuant to the Administrative Agreement, Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's Administrative Fee was reduced by $5 and $3, respectively, for custodian credits earned.

D. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in Scudder Select 500 Fund:

	Six Months Ended August 31, 2002		Year Ended February 28, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	163,237	$ 1,660,128	263,955	$ 3,003,412
Class S	600,978	6,161,650	1,411,496	16,149,311
Class A	672,355	6,889,941	324,197	3,607,651*
Class B	452,074	4,790,324	664,450	7,437,101*
Class C	220,163	2,320,087	108,287	1,201,267*
		$ 21,822,130		$ 31,398,742
Shares issued to shareholders in reinvestment of distributions
Class AARP	374	$ 3,701	1,105	$ 12,561
Class S	4,442	43,932	18,448	210,367
Class A	-	-	494	5,629*
		$ 47,633		$ 228,557
Shares redeemed
Class AARP	(112,654)	$ (1,092,214)	(86,264)	$ (953,712)
Class S	(654,074)	(6,493,500)	(862,629)	(9,684,945)
Class A	(283,758)	(2,863,769)	(10,416)	(116,792)*
Class B	(493,259)	(4,826,642)	(3,386)	(38,173)*
Class C	(36,447)	(355,705)	(153)	(2,181)*
		$ (15,631,830)		$ (10,795,803)
Net increase (decrease)
Class AARP	50,957	$ 571,615	178,796	$ 2,062,261
Class S	(39,654)	(287,918)	567,315	6,674,733
Class A	388,597	4,026,172	314,275	3,496,488*
Class B	(41,185)	(36,318)	661,064	7,398,928*
Class C	183,716	1,964,382	108,134	1,199,086*
		$ 6,237,933		$ 20,831,496

* For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to February 28, 2002.

The following table summarizes share and dollar activity in Scudder Select 1000 Growth Fund:

	Six Months Ended August 31, 2002		Year Ended February 28, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	52,437	$ 409,644	75,307	$ 735,676
Class S	284,721	2,220,760	787,702	7,242,380
Class A	28,792	219,158	15,823	144,548*
Class B	21,607	181,377	13,090	120,940*
Class C	5,844	48,706	34,577	341,254*
		$ 3,079,645		$ 8,584,798
Shares redeemed
Class AARP	(46,617)	$ (341,136)	(63,181)	$ (594,057)
Class S	(268,906)	(2,193,383)	(704,336)	(6,662,718)
Class A	(387)	(2,752)	(4)	(36)*
Class B	(4,504)	(33,630)	(1,610)	(14,608)*
Class C	(29,752)	(234,395)	-	-
		$ (2,805,296)		$ (7,271,419)
Net increase (decrease)
Class AARP	5,820	$ 68,508	12,126	$ 141,619
Class S	15,815	27,377	83,366	579,662
Class A	28,405	216,406	15,819	144,512*
Class B	17,103	147,747	11,480	106,332*
Class C	(23,908)	(185,689)	34,577	341,254*
		$ 274,349		$ 1,313,379

* For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to February 28, 2002.

F. Subsequent Event

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income business to Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. would remain as investment advisor to each of the Funds and that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the Funds, subject to Board and Shareholder approval and satisfaction of certain other conditions, within three to six months.

In addition, on October 7, 2002, the Board of Trustees of the Scudder Select 1000 Growth Fund approved closing the Fund to new accounts effective immediately.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders of each fund, voting separately:

Scudder Select 500 Fund

1. To approve a new investment management agreement for Scudder Select 500 Fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
2,700,345	86,145	42,994

Scudder Select 1000 Growth Fund

1. To approve a new investment management agreement for Scudder Select 1000 Growth Fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
1,523,858	45,033	32,454

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder Floating Rate Fund
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On 8/19/02, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund.
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds continued
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On 8/19/02, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

10 Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes